NATIONWIDE VARIABLE INSURANCE TRUST

American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth Fund
American Funds NVIT Growth-Income Fund

Supplement dated October 12, 2016
to the Statement of Additional Information dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

Effective immediately, the following supplements the information in the section entitled "PORTFOLIO MANAGER FUND HOLDINGS AND MANAGEMENT OF OTHER ACCOUNTS" in APPENDIX C of the SAI:

MANAGEMENT OF OTHER ACCOUNTS

Portfolio Manager, Asset Allocation Fund	Number of Other Registered Investment Companies (RICs) That Portfolio Manager Is a Manager (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager Is a Manager (Assets of PIVs in Billions)[2]	Number of Other Accounts That Portfolio Manager Is a Manager (Assets of Other Accounts in Billions)[3]
John R. Queen*	6	$104.0	None	324	$2.54
  *Information is as of August 31, 2016.

1	Indicates RIC(s) for which the portfolio manager also has day-to-day management responsibilities. Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
2	Represents funds advised or sub-advised by Capital Research and Management Company and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
3	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio manager and their families are not reflected.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE